Exhibit 99.1

Contact:	NEWS RELEASE
Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Steve Calk
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

The Children's Place Robert J. Vill, Group Vice President, Finance and Treasurer 201-453-6693 rvill@childrensplace.com
ALLIANCE DATA'S CARD SERVICES BUSINESS SIGNS NEW AGREEMENT TO
MANAGE LOYALTY-DRIVEN PRIVATE LABEL CREDIT CARD PROGRAM FOR
THE CHILDREN'S PLACE

•	Alliance Data has signed an agreement to purchase The Children's Place existing private label credit card portfolio
•	Alliance Data's customized private label credit program and unique value proposition approach is designed to enhance value of The Children's Place multi-tender loyalty program

PLANO, TX and SECAUCUS, NJ – July 14, 2016 – Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Columbus, Ohio-based card services business, a premier provider of branded private label, co-brand and commercial credit programs, has signed a new long-term agreement to provide private label credit card services for Secaucus, N.J.-based The Children's Place, Inc. (NASDAQ: PLCE, www.childrensplace.com), the largest children's pure-play specialty apparel retailer in North America, with 1,064 stores in the United States, Canada and Puerto Rico as of April 30, 2016.

Alliance Data will develop and deliver a tailored credit card program that is designed to leverage proprietary data-driven insights and a deep retail heritage to deliver a robust value proposition that recognizes and rewards cardmembers and complements The Children's Place's existing multi-tender loyalty program. These integrated initiatives, along with Alliance Data's lifecycle marketing approach, are designed to work together to create deeper connections, build stronger brand loyalty and drive increased profitability for the brand.

Alliance Data has signed an agreement to purchase the existing The Children's Place private label credit card portfolio, with the closing expected in Q4 2016.  Alliance Data believes that the performance of The Children's Place credit card portfolio, once acquired, will be consistent with its overall private-label credit card portfolio, and all new private label credit card accounts will be consistent with existing credit quality standards.

"We are pleased to have the opportunity to work with The Children's Place and we look forward to enhancing the credit and loyalty programs to deliver more value to the brand's loyal customers," said Melisa Miller, president of Alliance Data's card services business.  "With Alliance Data's extensive experience in the specialty apparel category and utilizing our rich, data-driven insights, we are confident we can deliver customized, targeted messages and solutions to support long-term loyalty and profitability."

About The Children's Place, Inc.
The Children's Place is the largest pure-play children's specialty apparel retailer in North America. The Company designs, contracts to manufacture, sells at retail and wholesale, and licenses to sell fashionable, high-quality merchandise at value prices, primarily under the proprietary "The Children's Place," "Place" and "Baby Place" brand names. As of April 30, 2016, the Company operated 1,064 stores in the United States, Canada and Puerto Rico, an online store at www.childrensplace.com, and had 110 international points of distribution open and operated by its six franchise partners in 16 countries.

About Alliance Data's card services business
Alliance Data's card services business is a leading provider of tailored marketing and loyalty solutions, delivered through branded credit programs that drive more profitable relationships between our brand partners and their cardmembers. We offer private label, co-brand, and business products to many of the world's most recognizable brands across a multitude of channels.

We uphold our Know more. Sell more.® promise by leveraging unmatched customer insights, advanced analytics, and broad-reaching innovative capabilities. It's how we deliver increased sales to our partners, build enduring loyalty to their brands, and provide more value to our cardmembers. Alliance Data's card services business is a proud part of the Alliance Data enterprise. To learn more, visit www.knowmoresellmore.com or follow us on Twitter @Know_SellMore.

About Alliance Data
Alliance Data® (NYSE: ADS) is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 and Fortune 500 company headquartered in Plano, Texas, Alliance Data consists of three businesses that together employ more than 16,000 associates at approximately 100 locations worldwide.
Alliance Data's card services business is a leading provider of marketing-driven branded credit card programs. Epsilon® is a leading provider of multichannel, data-driven technologies and marketing services, and also includes Conversant®, a leader in personalized digital marketing. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program, and holds a majority interest in Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers.
Follow Alliance Data on Twitter, Facebook, LinkedIn and YouTube.

Alliance Data Forward Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding the expected performance of an acquired credit card portfolio. Examples of forward-looking statements include, but are not limited to, statements we make regarding the expected performance of an acquired credit card portfolio.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K.

Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

The Children's Place, Inc. Safe Harbor Statement/Forward Looking Statements
This press release may contain certain forward-looking statements regarding future circumstances, including statements relating to the strategic initiatives of The Children's Place. These forward-looking statements are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including in the "Risk Factors" section of its annual report on Form 10-K for the fiscal year ended January 30, 2016. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Children's Place undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by The Children's Place or any other person that the events or circumstances described in such statement are material.

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